Janus Investment Fund

INTECH Emerging Markets Managed Volatility Fund	Janus Global Bond Fund
INTECH Global Income Managed Volatility Fund	Janus Global Unconstrained Bond Fund
INTECH International Managed Volatility Fund	Janus High-Yield Fund
INTECH U.S. Core Fund	Janus Multi-Sector Income Fund
INTECH U.S. Managed Volatility Fund	Janus Real Return Fund
Janus Adaptive Global Allocation Fund	Janus Short-Term Bond Fund
Janus Diversified Alternatives Fund	Perkins Large Cap Value Fund
Janus Flexible Bond Fund	Perkins Mid Cap Value Fund
Janus Global Allocation Fund – Conservative	Perkins Select Value Fund
Janus Global Allocation Fund – Growth	Perkins Small Cap Value Fund
Janus Global Allocation Fund – Moderate	Perkins Value Plus Income Fund

Supplement dated February 1, 2017

to Currently Effective Statements of Additional Information

Effective February 1, 2017, the following replaces in their entirety the second and third paragraphs found under “Additional Information about Janus Capital” (or “Additional Information about Janus Capital and the Subadvisers” as applicable) in the Statement of Additional Information for the Funds noted above.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital (and a subadviser, as applicable), an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s or the investment personnel’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers and/or investment personnel, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

Please retain this Supplement with your records.